Exhibit 99.1

TCF Financial Corporation 2013 Third Quarter Investor Presentation

2 Any statements contained in this investor presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forwardlooking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this earnings release. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or continued high rates of or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in value of assets such as interest-only strips that arise in connection with TCF’s loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF’s lending, loan collection and other business activities as a result of the Dodd-Frank Act, or other legislative or regulatory developments such as mortgage foreclosure moratorium laws, use by municipalities of eminent domain on underwater mortgages, or imposition of underwriting or other limitations that impact the ability to use certain variable-rate products; impact of legislative, regulatory or other changes affecting customer account charges and fee income; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform legislation; adverse regulatory examinations and resulting enforcement actions or other adverse consequences such as increased capital requirements or higher deposit insurance assessments; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to the Bank Secrecy Act and anti-money laundering compliance activity. (continued) Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act

3 Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry, the economic impact on banks of the Dodd-Frank Act and other regulatory reform legislation; the impact of financial regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital (including those resulting from U.S. implementation of Basel III requirements); adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades and unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to regulatory requirements or customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF’s fee revenue; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Supermarket Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through programs or new opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change. Litigation Risks. Results of litigation, including class action litigation concerning TCF’s lending or deposit activities including account servicing processes or fees or charges, or employment practices, the effect of interchange rate litigation against the Federal Reserve on debit card interchange fees and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse Federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities. Cautionary Statements for Purposes of the Safe Harbor Provisions of the Securities Litigation Reform Act (continued)

4 $3,137 $1,717 $1,069 $3,287 $6,442 Corporate Profile $18.4 billion national bank holding company headquartered in Minnesota 40th largest publicly-traded U.S. based bank holding company by asset size 427 bank branches in eight states, 25th largest U.S. branch network 5 campus alliances; 6th largest in campus card banking relationships Over 158,500 small business banking relationships 90,600 checking accounts 67,900 lending relationships 85% of total assets are loans & leases Tangible realized common equity to tangible assets of 7.99%1 Tangible realized book value per share of $8.801 At September 30, 2013 Well-Diversified Loan and Lease Portfolio ($ millions) $2,276 $1,039 $4,806 At 12/31/02 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity and Tangible Realized Book Value Per Share” slide At 9/30/13 Leasing & Equipment Finance 13% Leasing & Equipment Finance 21% Inventory Finance 11% Consumer Real Estate and Other 41% Commercial Lending 20% Auto Finance 7% Commercial Lending 28% Consumer Real Estate and Other 59% Low Cost Deposit Base $6,264 $871 $4,911 $2,379 At 9/30/13 At 12/31/02 ($ millions) Savings 43% Money Market 6% $2,042 $885 $2,865 $1,919 CD’s 25% CD’s 17% Checking 34% Money Market 11% Savings 27% Checking 37%

5 Diversification Across the Platform Core Revenue1 Net Interest Income 65% Fees and Service Charges 14% Card Revenue 4% Leasing 10% Gain on Sales of Loans 4% ATM Revenue and Other 3% Funding Deposits 63% FHLB Advances 16% Equity 8% Other 13% 1 Core revenue is calculated as total revenue less gains (losses) on sales of securities of $11.5 million and $(80) thousand at 12/02 and 9/13, respectively (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 2 Includes other liabilities, other borrowings, and subordinated debt New revenue sources decrease reliance on fee income; fees and service charges now just 14% of core revenue $306 million 2 Net Interest Income 55% Fees and Service Charges 25% Card Revenue 5% Leasing 6% ATM Revenue and Other 9% $907 million Deposits 78% FHLB Advances 7% Equity 11% Other 4% Reduced reliance on high-cost borrowings At 12/31/02 At 9/30/13 For the quarter ended 9/30/13 For the year ended 12/31/02 $12.2 billion $18.4 billion 2

6 Long Range Business Model1 Net interest income 4.50% 4.36% 4.38% 4.32 % Core non-interest income3 2.00 2.32 2.18 2.29 Total core revenue3 6.50 6.68 6.56 6.61 Non-interest expense 4.00 4.64 4.55 4.50 Core pre-tax pre-provision4 2.50 2.05 2.00 2.11 Provision for credit losses .50 .54 .70 1.37 Core income before taxes3 2.00 1.51 1.31 .74 Income tax expense .75 .54 .45 .25 Core ROAA 1.25% .97% .86% .49 % Revenues Anticipate some margin compression; however, maintain strong performance as loan originations remain strong and checking account growth continues Non-interest Expense Leverage current infrastructure Provision Consistent improvement of credit performance Target Actual YTD 3Q132 Actual 2012 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – ROAA” slide 2 Annualized 3 Excludes gains (losses) on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – ROAA” slide) 4 Total revenue less non-interest expense; excludes gains (losses) on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – ROAA” slide) Percentage of Total Average Assets Actual 3Q132

7 As a % of average assets : Net interest income 4.38% 3.05% Core non-interest income 3 2.18% 1.17% Core revenue 3 6.56% 4.22% Core pre-tax pre-provision profit 4 2.00% 1.53% Net interest margin 4.69% 3.42% Yield on loans and leases 5.30% 4.81% Yield on securities 2.82% 2.44% Rate on deposits .27% .39% As a % of average assets : Securities 3.5% 24.1% Loans and leases 85.2% 64.3% Deposits 77.4% 75.7% Borrowings 9.9% 11.2% TCF YTD 3Q132 Peer Group1 YTD 2Q13 Average2 TCF has a higher margin because it has more loans and less securities than peers, along with lower rates on deposits TCF has more fee income due to a large and diversified base of revenue sources 1 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion 2 Annualized 3 Excludes gains (losses) on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 4 Total revenue less non-interest expense; excludes gains (losses) on sales of securities and non-recurring items (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) Peer Analysis

8 37% 38% 25% Earning Assets-3Q13 Variable Rate (Inventory Finance, Commercial, Consumer) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Fixed Rate - Long Duration (MBS Investments, Consumer Real Estate) 55% 18% 27% Deposits-3Q13 Low Interest Cost No Interest Cost Other Diversification of the loan and lease portfolio among the five business segments positions TCF to benefit in a rising rate environment 75% of assets are variable rate or short/medium duration fixed rate1 Weighted average life1: Auto portfolio: 24 months Auto new originations: 27 months Leasing and Equipment Finance portfolio: 18 months Leasing and Equipment Finance new originations: 24 months 73% of deposits are low or no interest cost with an average balance of $10.4 billion and an average cost of 7 bps for the third quarter of 2013 1 As of September 30, 2013; weighted average life represents how many months it will take to pay half of the outstanding principal Impact of a Rising Interest Rate Environment

9 Revenue & Expenses

10 $201 $201 $199 $202 $200 $99 $101 $93 $100 $106 4.85% 4.79% 4.72% 4.72% 4.62% 9/12 12/12 3/13 6/13 9/13 Net Interest Income Fees & Other Revenue Net Interest Margin $292 $302 $300 $302 1 Core revenue is calculated as total revenue less gains (losses) on sales of securities of $13.0 million, $(528) thousand, $0, $0, and $(80) thousand at 9/12, 12/12, 3/13, 6/13, and 9/13, respectively (see “Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios” slide) 2 Annualized 3Q13 core revenue impacted by: Increased customer-driven leasing fees Increased banking fees from 2Q13 due to the fifth consecutive quarter of net checking account growth 3Q13 net interest margin impacted by: Continued loan and lease yield compression due to the impact of a lower interest rate environment Higher average liquidity balances 2 ($ millions) Core revenue up 1.3% from 2Q13 $306 Core Revenue1

11 3Q12 4Q12 1Q13 2Q13 3Q13 3Q13 vs 3Q12 Banking Fee Income ($ millions) $62.8 $62.8 $57.2 $60.7 $61.6 (1.9)% Avg. transactions per account 64.9 65.8 59.9 63.9 63.8 (1.7)% Banking fee income up 1.5% from second quarter of 2013 Net checking accounts have grown every quarter since TCF returned to free checking Annualized average growth in checking accounts of 5.2% Checking account attrition down 6.8% compared to third quarter of 2012 Transaction activity continued to be slow in third quarter of 2013 compared to historical standards Banking fee income rebounding Banking Fee Generation

12 Auto, $536.7 Consumer RE, $161.8 Other, $104.9 2009 Sold $1 million of “Other” loans 2012 Sold $803.4 million of loans for $30 million pre-tax gain YTD 3Q13 Sold $1.2 billion of loans for a $38.7 million pre-tax gain Auto, $559.3 Consumer RE, $560.8 Other, $43.9 ($ millions) Sales of consumer real estate and auto loans is a core competency and revenue stream Loan and Lease Sales

13 $197 $214 $204 $209 $212 0 50 100 150 200 250 9/12 12/12 3/13 6/13 9/13 Other (including FDIC Insurance Premiums, Deposit Premiums & Marketing, and Occupancy & Equipment) Foreclosed Real Estate and Other Credit Costs Compensation & Benefits . Higher compensation expenses due to growth in auto finance and higher commissions based on production results and performance incentives . Increased regulatory compliance costs . Lower foreclosed real estate write-downs due to improved real estate property values . Non-interest expense as a percent of average assets decreased from 4.77 percent at December 31, 2012 to 4.64 percent at September 30, 2013 . Target of 4.00% of total average assets will be achieved by: . Asset growth in national lending businesses . Reduction in foreclosed real estate and other credit costs as property values continue to increase and overall credit improves ($ millions) Grow revenue into expense base Non-Interest Expense

14 Balance Sheet Growth and Diversification

15 $15,218 $15,426 $15,613 $15,579 $15,652 9/12 12/12 3/13 6/13 9/13 Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate & Other Continue to diversify loan and lease portfolio across segments and markets Multiple business segments give TCF options on where to strategically invest capital in light of competitive environments Year-to-date loan growth despite $1.2 billion in loan sales Loan and Lease Portfolio ($ millions) 10% 23% 44% 21% 21% 20% 41% 11% 7% 52% Wholesale 48% Retail 6% 11% 41% 21% 21% 4% 12% 20% 21% 42% 3% 9% 22% 21% 43% 5%

Building a better way

Loan and Lease Diversification

TCF

TCF maintains a well-diversified loan and lease portfolio

Business Unit	Consumer	Commercial	Leasing and Equipment Finance	Inventory Finance	Auto Finance
Type / Segment	Consumer Real Estate	Multi-family housing Retail services Office buildings Warehouse / Industrial buildings	Specialty vehicles Manufacturing Medical Construction	PowerSports Lawn & Garden Electronics & Appliances	Primarily used autos
Geography	Local[1] National	Local[1]	National	National Canada	National
Rate	Fixed-rate Variable-rate	Fixed-rate Variable-rate	Fixed-rate	Variable-rate	Fixed-rate
Estimated Weighted Average Life[2]	67 months	33 months	18 months	4 months	24 months
Collateral	Home equity	Real estate All assets	Equipment	Inventory	Vehicle

[1] TCF's branch footprint (MN, IL, MI, CO, WI, IN, AZ, SD)
[2] As of September 30, 2013; weighted average life represents how many months it will take to pay half of the outstanding principal

16

17 ($ millions) 3Q12 3Q13 Change Period Beginning Balance 1 $15,244 $15,684 $440 New Volume 2,494 3,090 596 Less Run-off 2 2,201 2,617 416 Subtotal 293 473 180 Annual Growth Rate 3 8% 12% Less Loan & Lease Sales 315 335 20 Period Ending Balance $15,222 $15,822 $600 3Q13 vs. 3Q12 ($ millions) Volume Sales Consumer Real Estate $147 $ 6 Auto Finance 192 21 Total Retail 339 27 Commercial 74 - Leasing (9) (7) Inventory Finance 4 192 - Total Wholesale 257 (7) Total Lending $596 $ 20 Change in Volume & Sales 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments, and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers Continued strong origination capabilities Diversity across asset classes reduces concentration risk Originate to sell capability a core competency Capacity for earning asset growth if needed Loan and lease origination opportunities continue Loan and Lease Balance Rollforward

18 3Q13 Consumer Real Estate 5.60% 5.60% 5.58% 5.58% 5.46 % Auto Finance 5.97 5.53 5.23 4.97 4.70 Commercial 5.14 5.10 4.86 4.76 4.79 Leasing & Equipment Finance 5.33 5.24 5.11 4.94 4.94 Inventory Finance 6.19 6.11 6.16 5.96 6.01 Total Loans and Leases 5.50 5.47 5.38 5.29 5.22 Peer Group1 Average 5.07 5.09 4.83 4.81 N.A. Competitive marketplace; TCF continues to focus on niche lending markets Expect some yield compression to continue as rate environment remains low, specifically in the 2-5 year portion of the yield curve, offset by an ongoing mix change 3Q12 4Q12 1Q13 2Q13 Utilize diverse lending mix to remain competitive despite low rate environment Loan and Lease Yields 1 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion N.A. Not available

19 $13,558 $13,757 $14,038 $14,119 $14,316 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 9/12 12/12 3/13 6/13 9/13 CDs Checking Money Market Savings Average total deposits have increased for twelve consecutive quarters Target marketing, providing the right products to the right customers through various channels at the right time Primary funding source for loan and lease growth Slight shift in the average cost of the portfolio caused by deposit growth in higher rate products .32% .32% .28% .25% .27% Average cost: Quarterly Average Balances ($ millions) Low-Cost Deposit Base – average rate of .10% Deposit Generation

20 Convenience TCF attracts a large and diverse customer base by offering a host of convenient banking services: – Free Checking – Conveniently located traditional, supermarket and campus branches open seven days a week – Free debit cards, free coin counting and free withdrawals at over 675 ATMs – TCF Free Online Banking and Free Mobile Banking Customer Experience Enhancement Recent and upcoming enhancements to key customer channels including mobile banking, online banking and online bill pay Deposit Strategy Upgraded mobile app for iPhone and iPad and launched new mobile app for Android devices

21 Credit Quality

22 Consumer Real Estate Non-accrual loans and other real estate owned decreased $64.4 million, to $254.9 million, from the third quarter of 2012, despite an additional $48.6 million of loans moving to non-accrual in the current quarter due to the following policy change: Consumer real estate loans are generally placed on non-accrual at 90 days past due (previously 150 days past due). Over 60-day delinquencies1 decreased $66.1 million, or 70.7 percent, from the third quarter of 2012, including a $48.6 million decrease due to the above nonaccrual policy change Net charge-offs decreased $5.5 million, or 23.1 percent, from second quarter of 2013 to the lowest quarterly amount since second quarter of 2008 1 Excludes acquired portfolios and non-accrual loans and leases Credit Quality

23 Commercial Non-accrual loans and other real estate owned decreased $125.1 million, or 61.3 percent, from the third quarter of 2012 Classified assets down $7.8 million from second quarter of 2013 Leasing and Equipment Finance, Auto, and Inventory Finance Over 60-day delinquencies1 of 7 bps, up 2 bps from the second quarter of 2013 and up 3 bps from the third quarter of 2012 Net charge-offs of 13 bps2, up 6 bps from the second quarter of 2013 and down 53 bps from the third quarter of 2012 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized Credit Quality (con’t)

24 $542 $476 $415 $345 $348 $300 $350 $400 $450 $500 $550 $600 $650 3Q12 4Q12 1Q13 2Q13 3Q13 Non-accrual loans and leases and other real estate owned 1 Excludes acquired portfolios and non-accrual loans and leases 2 Excluding the effect of the consumer real estate non-accrual policy change would decrease the non-accrual loans and leases and other real estate owned by $48.6 million to $299.9 million ($ millions) Credit Trends $104 $95 $80 $79 $39 $98 $46 $41 $28 $28 $0 $20 $40 $60 $80 $100 $120 $140 3Q12 4Q12 1Q13 2Q13 3Q13 Over 60-day delinquencies Net charge-offs (At the Quarter Ended) (At or for the Quarter Ended) 2 1

25 Credit Quality – Consumer Real Estate ($ millions) 60+ Day Delinquencies1 Non-Accrual Loans and Leases 1 Excludes non-accrual loans 2 Annualized 1.46% 1.38% 1.22% 1.21% .44% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 9/12 12/12 3/13 6/13 9/13 $234 $235 $220 $163 $206 0 50 100 150 200 250 9/12 12/12 3/13 6/13 9/13 $86 $70 $46 $45 $49 30 40 50 60 70 80 90 100 9/12 12/12 3/13 6/13 9/13 Real Estate Owned $179 $182 $183 $181 $178 100 125 150 175 9/12 12/12 3/13 6/13 9/13 Allowance for Loan and Lease Losses Net-Charge-offs2 4.44% 2.04% 1.86% 1.48% 1.14% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 9/12 12/12 3/13 6/13 9/13 $457 $478 $507 $525 $514 100 200 300 400 500 600 9/12 12/12 3/13 6/13 9/13 Accruing TDRs

26 Consumer Real Estate TDRs TCF held $514 million of accruing consumer real estate TDR loans (weighted average rate of 3.22%), a net decrease of $11 million, or 2.1%, from June 30, 2013 Reserves of $104.2 million, or 20.3%, are based on the net present value of expected cash flows Third quarter annualized net charge-offs of 2.6% Over 60-day delinquency rate1 was 1.7%, down from 5.2% at June 30, 2013 Approximately 96% were permanent modifications and only 1.4% of the accruing permanent modifications were over 60-days delinquent1 At September 30, 2013 1 Excludes non-accrual loans

27 Credit Quality – Commercial ($ millions) Non-Accrual Loans and Leases 1 Annualized $169 $128 $109 $102 $62 0 50 100 150 200 9/12 12/12 3/13 6/13 9/13 $216 $226 $181 $191 $183 0 50 100 150 200 250 9/12 12/12 3/13 6/13 9/13 Accruing Classified Assets $35 $27 $25 $21 $17 0 10 20 30 40 9/12 12/12 3/13 6/13 9/13 Allowance for Loan and Lease Losses $54 $52 $49 $50 $47 45 47 49 51 53 55 9/12 12/12 3/13 6/13 9/13 2.32% .97% .94% .29% .79% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 9/12 12/12 3/13 6/13 9/13 Net-Charge-offs1 $120 $145 $131 $129 $127 0 25 50 75 100 125 150 9/12 12/12 3/13 6/13 9/13 Accruing TDRs Real Estate Owned

28 60+ Day Delinquencies1 Net-Charge-offs2 .41% .16% .11% .06% .07% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2009 2010 2011 2012 9/13 .91% .85% .34% .26% .12% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2009 2010 2011 2012 9/13 YTD $34 $29 $24 $33 $36 0 10 20 30 40 2009 2010 2011 2012 9/13 Allowance for Loan and Lease Losses $51 $35 $21 $15 $14 0 20 40 60 2009 2010 2011 2012 9/13 Non-Accrual Loans and Leases 1 Excludes non-accrual loans and leases and acquired portfolios 2 Annualized ($ millions) Credit Quality – Leasing and Equipment Finance, Auto & Inventory Finance

29 Capital

30 1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity” slide 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio” slide Capital Ratios 2Q13 3Q13 Tangible realized common equity1 7.77% 7.99% Tier 1 common capital2 9.41% 9.55% Tier 1 leverage capital 9.34% 9.53% Tier 1 risk-based capital2 11.27% 11.36% Total risk-based capital 13.53% 13.61% Focus on building capital through retained earnings in the quarter and going forward Across the board increases in capital ratios Sufficient capital levels for growth strategy Capital Ratios – Holding Company

31 Sustained trends of credit quality improvement Continued progress on improving credit metrics Continued revenue diversification Strong net interest income and gains on sales of loans Account growth partially offsetting lower transaction activity Positioned for rising rates 75% of assets are variable or short/medium duration fixed rate, with 73% low or no interest cost deposits at September 30, 2013 Continued growth in high-quality lending businesses Leasing and Equipment Finance, Auto Finance and Inventory Finance continue to have very strong credit quality Disciplined in consumer and commercial originations Strengthening deposit franchise Net checking accounts have increased every quarter since returning to free checking Summary

32 Appendix

33 Loan and Lease Geographic Diversification Minnesota $ 2,283,723 $ 779,347 $ 98,224 $ 43,484 $ 22,147 $ 11,436 $ 3,238,361 Illinois 1,826,093 652,755 111,214 42,574 62,712 7,055 2,702,403 Michigan 660,936 540,412 135,148 52,375 18,950 2,520 1,410,341 California 420,877 18,122 447,753 57,337 208,358 29 1,152,476 Wisconsin 366,951 629,349 61,920 47,542 7,801 1,506 1,115,069 Colorado 498,596 155,243 50,951 19,642 23,979 4,141 752,552 Canada - - 1,326 544,619 - - 545,945 Texas 22 16,917 284,623 116,714 67,135 5 485,416 Florida 1,184 19,894 138,041 58,408 51,832 41 269,400 New York 2,016 - 165,987 56,384 38,733 36 263,156 Ohio 4,274 40,011 136,638 38,293 18,866 - 238,082 Pennsylvania 12,007 - 133,544 48,402 34,638 10 228,601 North Carolina 238 7,284 120,543 33,917 43,081 - 205,063 Arizona 49,247 32,175 73,237 11,527 33,617 322 200,125 Other1 289,468 245,579 1,327,357 545,324 437,204 (274) 2,844,658 Total $ 6,415,632 $ 3,137,088 $ 3,286,506 $ 1,716,542 $ 1,069,053 $ 26,827 $ 15,651,648 ($ thousands) At September 30, 2013 Consumer Real Estate Commercial Real Estate and Commercial Business Leasing and Equipment Finance Inventory Finance Auto Finance Other Total 1 Individual states with less than $200 million in total

34 Leasing & Equipment Finance $3,177 $3,232 $3,212 $3,281 $3,358 0 1,000 2,000 3,000 4,000 12/09 12/10 12/11 12/12 9/13 Core Portfolio Acquired Portfolio 1 Includes operating leases of $71.1 million at September 30, 2013 2 Excludes acquired portfolios and non-accrual loans and leases 3 Annualized (Balances in $ millions)1 At September 30, 2013 15th largest bank-affiliated leasing company and 30th largest equipment finance/leasing company in the U.S. Diverse equipment types 25% specialty vehicles, 12% manufacturing, 12% medical, 11% construction 383 employees 3Q13 fee revenue of $29.2 million, 27% of total fees and other revenue 4.94% quarterly average yield2 Over 60-day delinquency rate .08%2 Net charge-offs: 2011 2012 2013 YTD .41% .32% .09%3 Uninstalled backlog of $462 million Core portfolio increased 8.1% from 3Q12

35 Inventory Finance $51 $94 $234 $294 $469 $792 $625 $1,567 $1,717 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 12/09 12/10 12/11 12/12 9/13 Other Electronics & Appliances Lawn & Garden Powersports At September 30, 2013 Focus on powersports, lawn and garden products, recreation vehicles and marine products, and consumer electronics and appliances Experienced and seasoned management Operates in the U.S. and Canada 280 employees 100% variable-rate receivables 6.01% quarterly average yield1 Over 60-day delinquency rate is zero2 Net charge-offs: 2011 2012 2013 YTD .10% .10% .03%1 Credit support from equipment manufacturers Credit risk spread across nearly 9,200 active dealers (Balances in $ millions) 1 Annualized 2 Excludes non-accrual loans and acquired portfolios

36 Auto Finance Indirect auto finance company headquartered in Anaheim, CA Originates and services primarily used retail auto loans acquired from franchised and independent dealers across the country Experienced and seasoned management team Over 8,000 active dealer relationships Originating loans to consumers in 45 states 4.70% quarterly average yield2 Over 60-day delinquency rate .13%3 Net charge-offs: 2012 2013 YTD .38% .44%2 Managed portfolio of $2.1 billion Loan sales of $559.3 million YTD with gain of $22.4 million $407 $553 $720 $882 $1,069 349 400 457 507 557 0 100 200 300 400 500 600 700 800 900 1,000 1,100 9/12 12/12 3/13 6/13 9/13 Auto Finance # of employees At September 30, 2013 Total originations of $528 million in 3Q13 1 Excludes loans held for sale and assets serviced for others 2 Annualized 3 Excludes non-accrual loans Total Originations: $289 $310 $363 $387 $528 (Balances in $ millions)1

37 Auto Finance Market 5.08% 5.92% 4.44% 4.63% 3.80% .41% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Wells Fargo Ally Chase Toyota Capital One TCF 7.15% 3.81% 3.78% 3.69% 2.96% .57% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Wells Fargo Capital One Ally Chase Santander TCF Top 5 lenders are 23.9% of All Financing Market Share Top 5 lenders are 21.4% of Used Financing Market Share (Three Months Ending June 30, 2013) 110 120 130 140 150 160 170 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Used Auto Price Index1 1Index has a base value of 100 representing average prices from 1982-1984 (data is seasonally adjusted) (Three Months Ending June 30, 2013) (As of August 31, 2013)

38 60% first mortgage lien positions, average loan amount of $111,341 40% junior lien positions, average loan amount of $43,380 HELOC maturity/amortization risk: Total HELOC balance of $2.3 billion 11% reach maturity prior to 2021; 89% reach maturity or begin amortization in 2021 or later 57% fixed-rate, 43% variable-rate Yields1: 5.73% fixed-rate, 5.10% variable-rate Average FICO score of the retail lending operation: At origination – 730; updated 3Q13 – 728 42% of loan balances have been originated since January 1, 2009, with 3Q13 net charge-offs of .17%1 Loan sales of $560.8 million YTD with gain of $16.3 million Over 60-day delinquency rate .44%2 Consumer Real Estate $7,281 $7,156 $6,895 $6,675 $6,416 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 12/09 12/10 12/11 12/12 9/13 Junior Liens First Mortgages 1 Annualized 2 Excludes non-accrual loans At September 30, 2013 32% 32% 31% 36% 40% 60% 68% 68% 69% 64% (Balances in $ millions) Net charge-offs 2011 2012 2013 YTD1 First Mortgages 1.95% 2.22% 1.57% Junior Liens 2.69 3.54 1.37 Total 2.18% 2.65% 1.49%

39 Credit Quality – Consumer Real Estate $1,735 $2,262 $2,531 $3,072 $3,211 $3,858 $3,420 $3,065 $2,628 $2,347 $1,688 $1,474 $1,299 $975 $858 0 2,000 4,000 6,000 8,000 12/09 12/10 12/11 12/12 9/13 Loans Originated Before 2005 Loans Originated 2005 to 2007 Loans Originated 2008 and After $6,895 $6,675 $7,281 $7,156 At September 30, 2013 $6,416 Loan Balances 60+ Day Delinquencies Non-Accrual & OREO Net Charge-offs Loans originated before 2005 $ 773 $ 3 $ 26 $ 1 Loans originated 2005-2007 1,900 11 57 8 Loans originated 2008 and after 3,099 4 24 2 Chapter 7 bankruptcy-impacted loans 82 - 92 2 TDR’s 562 9 56 5 Total $ 6,416 $ 27 $ 255 $ 18 .11% .14% .24% .40% .27% .79% .98% 1.09% .80% .10% .26% .23% .30% .18% .07% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 12/09 12/10 12/11 12/12 9/13 Loans Originated Before 2005 Loans Originated 2005 to 2007 Loans Originated 2008 and After .44% 1.38% 1.63% 1.35% 1.16% 60+ Day Delinquencies1 Loan Balances ($millions) ($ millions) 1 Excludes non-accrual loans 82% of Chapter 7 bankruptcy-impacted loans and TDRs were originated prior to 2008 Nearly 3,200 customers have been able to remain in their homes due to TCF’s current TDR program, which began in 2009

40 S&P/Case-Shiller Home Price Indices1 show improvement in TCF core markets in 2012 and 2013 1 The S&P/Case-Shiller Home Price Indices are constructed to accurately track the price path of typical single-family homes located in each metropolitan area provided. The S&P/Case-Shiller Composite of 20 Home Price Index is a value-weighted average of the 20 metro area indices. The indices have a base value of 100 in January 2000; thus, for example, a current index value of 150 translates to a 50% appreciation rate since January 2000 for a typical home located within the subject market. Data is seasonally adjusted. 50.00 60.00 70.00 80.00 90.00 100.00 110.00 120.00 130.00 140.00 150.00 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 AZ-Phoenix CO-Denver IL-Chicago MI-Detroit MN-Minneapolis Phoenix 19% Denver 10% Chicago 8% Detroit 17% Minneapolis 9% 20-City Composite Index 12% Increase from July 2012 to July 2013 Home Price Index

41 Commercial Lending $3,719 $3,646 $3,449 $3,405 $3,137 2,000 2,500 3,000 3,500 4,000 12/09 12/10 12/11 12/12 9/13 (Balances in $ millions) At September 30, 2013 Commercial real estate – $2.8 billion 33% multi-family housing 23% retail services 13% office buildings 11% industrial buildings Commercial highlights 4.79% quarterly average yield1 70% fixed-rate, 30% variable-rate Over 60-day delinquency rate .23%2 Net charge-offs: 2011 2012 2013 YTD 1.15% 1.12% .67%2 CRE location mix: 91% TCF banking markets, 9% other Continue to look for strategic expansion opportunities that fit TCF’s profile TCF Capital Funding now over $115 million 1 Annualized 2 Excludes non-accrual loans Secured Lending Philosophy

42 1When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Computation of tangible realized common equity to tangible assets Total equity $ 1,906,181 $ 1,941,243 Less: Non-controlling interest in subsidiaries 16,662 13,278 Total TCF stockholders’ equity 1,889,519 1,927,965 Less: Preferred stock 263,240 263,240 Goodwill 225,640 225,640 Other intangibles 7,345 6,829 Accumulated other comprehensive (loss) (18,333) (17,598) Tangible realized common equity $ 1,411,627 $ 1,449,854 Total assets $ 18,399,607 $18,370,088 Less: Goodwill 225,640 225,640 Other intangibles 7,345 6,829 Tangible assets $ 18,166,622 $ 18,137,619 Total realized common equity to tangible assets 7.77% 7.99 % Common stock shares outstanding 164,411,103 164,778,351 Tangible realized book value per share $8.59 $8.80 Sep. 30, 2013 ($000s) Jun. 30, 2013 Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Realized Common Equity1

Building a better way

Reconciliation of GAAP to Non-GAAP Financial Measures – Revenue Ratios[1,3]

TCF

($000s)

	TCF YTD 3Q13		Peer Group Total Assets YTD 2Q13 Avg[2]	
		% of Total Avg Assets		% of Total Avg Assets
Computation of core non-interest income:				
Non-interest income	$ 398,195	2.18%	$ 239,964	1.23%
Less:				
(Losses) gains on sales of securities	(107)		9,200	
Non-recurring revenue	--		2,954	
Core non-interest income	$ 398,302	2.18%	$ 227,810	1.17%
Computation of core revenue:				
Revenue	$ 1,199,211	6.56%	$ 833,498	4.29%
Less:				
(Losses) gains on sales of securities	(107)		9,200	
Non-recurring revenue	--		2,954	
Core revenue	$ 1,199,318	6.56%	$ 821,344	4.22%
Computation of core pre-tax pre-provision profit:				
Revenue	$ 1,199,211		$ 833,498	
Less non-interest expense	833,067		523,414	
Pre-tax pre-provision profit	366,144	2.00%	310,084	1.59%
Less:				
(Losses) gains on sales of securities	(107)		9,200	
Non-recurring (expense) revenue	(73)		2,954	
Core pre-tax pre-provision profit	$ 366,324	2.00%	$ 297,930	1.53%
Total Average Assets	$ 18,291,527		$ 19,448,681	

[1] When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non-GAAP financial measures and are viewed by management as useful indicators of TCF's ability to generate returns to cover potential credit losses.
[2] All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion
[3] Annualized

43

Building a better way

Reconciliation of GAAP to Non-GAAP Financial Measures – ROAA[1]

TCF

($000s)	QTD 3Q13[2]	% of Total Avg Assets	YTD 3Q13[2]	% of Total Avg Assets	2012	% of Total Avg Assets
Computation of core non-interest income:						
Non-interest income	$ 424,640	2.32%	$ 398,195	2.18%	$ 490,423	2.72%
Less:						
(Losses) gains on sales of securities	(320)		(107)		76,967	
Core non-interest income	$ 424,960	2.32%	$ 398,302	2.18%	$ 413,456	2.29%
Computation of core revenue:						
Revenue	$ 1,223,148	6.68%	$ 1,199,211	6.56%	$ 1,270,442	7.04%
Less:						
(Losses) gains on sales of securities	(320)		(107)		76,967	
Core revenue	$ 1,223,468	6.68%	$ 1,199,318	6.56%	$ 1,193,475	6.61%
Computation of core pre-tax pre-provision profit:						
Revenue	$ 1,223,148		$ 1,199,211		$ 1,270,442	
Less non-interest expense	848,928		833,067		1,362,554	
Pre-tax pre-provision profit (loss)	374,220		366,144		(92,112)	
Less:						
(Losses) gains on sales of securities	(320)		(107)		76,967	
Non-recurring (expense)	(220)		(73)		(550,735)	
Core pre-tax pre-provision profit	$ 374,760	2.05%	$ 366,324	2.00%	$ 381,656	2.11%
Computation of core income after tax:						
Income (loss) before taxes	$ 275,812	1.51%	$ 238,709	1.31%	$ (339,555)	(1.88%)
Less:						
(Losses) gains on sales of securities	(320)		(107)		76,967	
Non-recurring (expense)	(220)		(73)		(550,735)	
Core income before taxes	276,352	1.51%	238,889	1.31%	134,213	.74%
Income tax expense (benefit)	98,204	.54%	82,072	.45%	(132,858)	(.74%)
Add: Tax adjustment for impact of balance sheet repositioning	-		-		177,995	
Income tax expense	98,204	.54%	82,072	.45%	45,137	.25%
Core income after tax	$ 178,148	.97%	$ 156,817	.86%	$ 89,076	.49%
Total Average Assets	$ 18,302,600		$ 18,291,527		$ 18,055,664	

[1] When evaluating asset utilization, management considers measures related to revenue that adjust for certain operating items. These measures are non-GAAP financial measures and are viewed by management as useful indicators of TCF's ability to generate returns to cover potential credit losses.
[2] Annualized

44

45 Jun. 30, 2013 Tier 1 risk-based capital ratio: Tier 1 capital $ 1,695,092 Total risk-weighted assets $ 15,038,256 Tier 1 risk-based capital ratio 11.27 % Computation of tier 1 common capital ratio: Tier 1 capital $ 1,695,092 Less: Preferred stock 263,240 Qualifying non-controlling interest in subsidiaries 16,662 Tier 1 common capital 1,415,190 Tier 1 common capital ratio 9.41% ($000s) Sep. 30, 2013 $ 1,729,992 $ 15,224,820 11.36% $ 1,729,992 263,240 13,278 1,453,474 9.55% 1When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Realized Common Equity to Tangible Assets and the Tier 1 Common Capital Ratio. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators, and other users with information to be viewed in relation to other banking institutions. Reconciliation of GAAP to Non-GAAP Financial Measures – Tier 1 Common Capital Ratio1

46 Source References & Footnotes Slide: Corporate Profile 40th largest publicly-traded U.S. based bank holding company – SNL Financial, LC; 6/30/2013 25th largest branch network – SNL Financial, LC; 3Q13 6th largest in campus card relationships - CR80News; June 2013 Slide: Peer Analysis Banks $10-$50 Billion in Total Assets data – SNL Financial LC; 6/30/2013 Slide: Loan and Lease Yields Banks $10-$50 Billion in Total Assets data – SNL Financial LC; 6/30/2013 Slide: Leasing & Equipment Finance 15th largest bank-affiliated leasing company – The Monitor; 2013 Monitor Bank 40 30th largest equipment finance/leasing company – The Monitor; 2013 Monitor 100 Slide: Auto Finance Market Auto financing market share data (excluding TCF) – AutoCount; 6/30/2013 Used auto prices – Bureau of Labor Statistics; 8/31/13 Slide: Home Prices S&P/Case-Shiller Home Price Indicies; 7/31/2013